Income Taxes	3 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The following table summarizes the U.S. and non-U.S. components of income (loss) before provision (benefit) for income taxes:

	For the Year Ended December 31,
	2010	2011	2012
	(Dollars in thousands)
U.S.	$32,539	$32,877	$29,422
Non-U.S.	141,026	110,414	105,065
	$173,565	$143,291	$134,487

Income tax expense (benefit) consists of the following:

	For the Year Ended December 31,
	2010	2011	2012
	(Dollars in thousands)
U.S income taxes:
Current	$6,307	$16,988	$(6,529)
Deferred	(29,060)	(46,379)	4,543
	(22,753)	(29,391)	(1,986)
Non-U.S. income taxes:
Current	21,638	18,173	12,371
Deferred	20	1,325	6,462
	21,658	19,498	18,833
Total income tax expense (benefit)	$(1,095)	$(9,893)	$16,847

Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 35% to income before provision (benefit) for income taxes as set forth in the following table:

	For the Year Ended December 31,
	2010	2011	2012
	(Dollars in thousands)
Tax at statutory U.S. federal rate	$60,748	$50,152	$47,071
U.S. valuation allowance, net	(42,393)	(45,989)	(1,800)
State taxes, net of federal tax benefit	337	474	593
U.S. tax return adjustments to estimated taxes	3,311	(455)	(1,612)
Non-controlling interest gain	(3,345)	—	—
Nondeductible expenses acquisition costs	5,324	—	—
Establishment (resolution) of uncertain tax positions	(1,151)	1,507	(8,118)
Adjustment for foreign income taxed at different rates	(19,107)	(14,450)	(15,553)
Non-U.S. tax exemptions, holidays and credits	(4,781)	(2,535)	(4,259)
Other	(38)	1,403	524
Total income tax expense (benefit)	$(1,095)	$(9,893)	$16,846

The tax effects of temporary differences that give rise to significant components of the deferred tax assets and deferred tax liabilities at December 31, 2011, and December 31, 2012 are set forth in the following table:

	At December 31,
	2011	2012
	(Dollars in thousands)
Deferred tax assets:
Postretirement and other employee benefits	$48,209	$51,646
Foreign tax credit and other carryforwards	57,428	54,102
Capitalized research and experimental costs	1,712	999
Environmental reserves	3,935	4,057
Inventory adjustments	11,202	13,365
Capital loss	3,226	3,222
Other	7,148	9,052
Total gross deferred tax assets	132,860	136,443
Less: valuation allowance	(25,509)	(26,312)
Total deferred tax assets	107,351	110,131
Deferred tax liabilities:
Fixed assets	$90,552	$102,568
Debt discount amortization	12,563	9,720
Inventory	5,575	9,531
Unrealized foreign currency exchange gain	560	80
Goodwill and acquired intangibles	13,240	11,299
Other	730	2,340
Total deferred tax liabilities	123,220	135,538
Net deferred tax liability	$15,869	$25,407

Deferred income tax assets and liabilities are classified on a net current and non-current basis within each tax jurisdiction. Net current deferred income tax assets are included in prepaid expenses and other current assets in the amount of $14.7 million at December 31, 2011 and $20.4 million at December 31, 2012. Net non-current deferred tax assets are separately stated as deferred income taxes in the amount of $7.9 million at December 31, 2011 and $6.2 million at December 31, 2012. Net current deferred tax liabilities are included in accrued income and other taxes in the amount of $6.3 million at December 31, 2011 and $10.0 million at December 31, 2012. Net non-current deferred tax liabilities are separately stated as deferred income taxes in the amount of $32.2 million at December 31, 2011 and $42.0 million at December 31, 2012.
We continue to assess the need for valuation allowances against deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. Examples of positive evidence would include a strong earnings history, an event or events that would increase our taxable income through a continued reduction of expenses, and tax planning strategies that would indicate an ability to realize deferred tax assets. In circumstances where the significant positive evidence does not yet outweigh the negative evidence in regards to whether or not a valuation allowance is required, we have maintained valuation allowances on those deferred tax assets.
Valuation allowance activity for the years ended December 31, 2010, 2011 and 2012 is as follows:

	For the year ended December 31,
	2010	2011	2012
	(Dollars in thousands)
Balance at January 1	$106,831	$74,945	$25,509
(Credited) / charged to income	(11,366)	(49,403)	(1,800)
Acquisition accounting	(30,333)	—	—
Translation adjustment	528	(391)	(52)
Changes attributable to movement in underlying assets	9,397	358	2,655
Other	(112)	—	—
Balance at December 31	$74,945	$25,509	$26,312

We have total foreign tax credit carryforwards of $27.7 million at December 31, 2012. Of these tax credit carryforwards, $none expire in 2013, $0.3 million expires in 2014, $3.7 million expires in 2015 and $23.7 million expires in 2016.
In addition, we have state carryforwards on a gross tax affected basis of $13.5 million, which can be carried forward from 5 to 20 years. Prior to 2011, a full valuation allowance position existed on state net operating loss ("NOL") carryforward deferred tax assets. We have assessed the need for valuation allowances against deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance, including existing level of profitability and recently available projections of future taxable income, which are comparable with current year results.
Based on this assessment, we released valuation allowances of $1.8 million in 2012, relating to the state NOL carryforwards that are expected to be utilized in future years. The remaining NOL carryforwards an our other state deferred tax assets, including tax credits, will continue to have a valuation allowance.
The amount of state net operating loss carryforwards reflected in the table above has been reduced by $0.6 million as a result of unrealized stock option deductions.
We have non-U.S. loss and tax credit carryforwards on a gross tax effected basis of $13.2 million, which can be carried forward from 10 years to indefinitely.
As of December 31, 2012, we had unrecognized tax benefits of $9.8 million, the $5.7 million of which, if recognized, would have a favorable impact on our effective tax rate. We have elected to report interest and penalties related to uncertain tax positions as income tax expense. Accrued interest and penalties were $0.3 million as of December 31, 2010, $0.6 million as of December 31, 2011 and $1.0 million as of December 31, 2012. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2010	2011	2012
	(Dollars in thousands)
Balance at January 1	$20,656	$13,719	$16,788
Additions based on tax positions related to the current year	—	—	90
Additions for tax positions of prior years	15,205	3,910	4,643
Reductions for tax positions of prior years	(20,660)	(165)	(11,019)
Lapse of statutes of limitations	(1,183)	(627)	(163)
Settlements	—	—	(576)
Foreign currency impact	(299)	(49)	6
Balance at December 31	$13,719	$16,788	$9,769

We anticipate that $6.3 million of the amount of unrecognized tax benefits may be reversed within the next twelve months due to settlements and the expiration of statutes of limitation.

We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. All U.S. tax years prior to 2010 are generally closed by statute or have been audited and settled with the domestic tax authorities. We have one issue outstanding from the 2008 federal audit, which is under appeals. We are also under audit in Switzerland for federal, cantonal, and communal taxes for the tax years ended 2006 - 2009. All other non-U.S. jurisdictions are still open to examination beginning after 2007.

We have not provided for U.S. income taxes or foreign withholding taxes on the differences between the financial reporting basis in our foreign investments, and the tax in such investments, which are considered to be permanently reinvested as of December 31, 2012 (excluding Previously Taxed Income). Any outside basis difference would be taxable upon the sale or liquidation of the foreign subsidiaries, or upon the remittance of dividends. The measurement of the unrecognized U.S. income taxes, if any, that may be associated with these outside basis differences, is not practicable.
Income Taxes
We compute an estimated annual effective tax rate on a quarterly basis, considering ordinary income and related income tax expense. Ordinary income refers to income (loss) before income tax expense excluding significant, unusual, or infrequently occurring items. The tax effect of an unusual or infrequently occurring item is recorded in the interim period in which it occurs. These items may include the cumulative effect of changes in tax laws or rates, impairment charges, adjustments to prior period uncertain tax positions, or adjustments to our valuation allowance due to changes in judgment of the realizability of deferred tax assets.
The following table summarizes the provision for income taxes for the three months ended March 31, 2012 and March 31, 2013:

	For the Three Months Ended
	March 31,
	2012	2013
	(Dollars in thousands)
Tax expense	$5,220	$2,040
Pretax income	$22,749	$6,250
Effective tax rates	22.9%	32.6%

The current year effective tax rate differs from the U.S statutory rate of 35% primarily due to an enacted tax law change resulting in a favorable discrete item.
As of March 31, 2013, we had unrecognized tax benefits of $10.0 million, $5.9 million of which, if recognized, would have a favorable impact on our effective tax rate. It is reasonably possible that a reduction of unrecognized tax benefits of $5.8 million may occur within 12 months due to settlements and the expiration of statutes of limitation.
We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. All U.S. tax years prior to 2010 are generally closed by statute or have been audited and settled with the domestic tax authorities. We have one issue outstanding from the 2008 U.S. federal audit, which is under appeals. We are also under audit in Switzerland for federal, cantonal, and communal taxes for the tax years ended 2006 - 2009. All other non-U.S. jurisdictions are still open to examination beginning after 2007.
We continue to assess the need for valuation allowances against deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. Examples of positive evidence would include a strong earnings history, an event or events that would increase our taxable income through a continued reduction of expenses, and tax planning strategies that would indicate an ability to realize deferred tax assets. In circumstances where significant positive evidence does not yet outweigh negative evidence, we have maintained valuation allowances on those deferred tax assets.